     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2002


                                                      REGISTRATION NO. 333-72598
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------


                                AMENDMENT NO. 5

                                       TO

                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ---------------------

                           WEIRTON STEEL CORPORATION
             (Exact name of registrant as specified in its charter)

            06-1075442                          DELAWARE                             3312
         (I.R.S. employer           (State or other jurisdiction of      (Primary Standard Industrial
      identification number)         incorporation or organization)      Classification Code Number)

                            400 THREE SPRINGS DRIVE
                          WEIRTON, WEST VIRGINIA 26062
                           TELEPHONE: (304) 797-2000
  (Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)

                             ---------------------

                           WILLIAM R. KIEFER, ESQUIRE
                            400 THREE SPRINGS DRIVE
                          WEIRTON, WEST VIRGINIA 26062
                           TELEPHONE: (304) 797-2000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                             ---------------------

                                   COPIES TO:

          MICHAEL C. MCLEAN, ESQUIRE                         ROD MILLER, ESQUIRE
          KIRKPATRICK & LOCKHART LLP                      WEIL, GOTSHAL & MANGES LLP
           HENRY W. OLIVER BUILDING                            767 FIFTH AVENUE
            535 SMITHFIELD STREET                             NEW YORK, NY 10153
     PITTSBURGH, PENNSYLVANIA 15222-2312                  TELEPHONE: (212) 310-8000
          TELEPHONE: (412) 355-6500

                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED EXCHANGE OFFER: As soon as practicable after the effective date of this Registration Statement.

    If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Explanatory Note: This Amendment No. 5 to Weirton Steel Corporation's Registration Statement on Form S-4 includes only amendments to Part II, Item 21 to reflect the filing of all remaining Exhibits to the Registration Statement.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Under Section 145 of the Delaware General Corporation Law (the "Delaware Law"), a corporation may indemnify its directors, officers, employees and agents and its forms directors, officers, employees and agents and those who serve, at the corporation's request, in such capacity with another enterprise, against expenses (including attorney's fees), as well as judgments, fines and settlements in nonderivative lawsuits, actually and reasonably incurred in connection with the defense of any action, suit or proceeding in which they or any of them were or are made parties or are threatened to be made parties by reason of their serving or having served in such capacity. The Delaware General Corporation Law provides, however, that such person must have acted in good faith and in a manner such person reasonably believed to be in (or not opposed to) the best interests of the corporation and, in the right of the corporation, where such person has been adjudged liable to the corporation, unless, and only to the extent, that a court determines that such person fairly and reasonably is entitled to indemnity for the costs the court deems proper in light of liability adjudication. Indemnity is mandatory to the extent a claim, issue or matter has been successfully defended.

     The Certificate of Incorporation and Bylaws of Weirton provide for mandatory indemnification of directors and officers on generally the same terms as permitted by the Delaware General Corporation Law.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits:

     The following is a list of all the exhibits filed as part of this Registration Statement.


EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
   3.1   Restated Certificate of Incorporation of the Company
         (incorporated by Reference to Exhibit 3.1 to the Company's
         Registration Statement on Form S-1 filed May 3, 1989,
         Commission File No. 33-28515).
   3.2   Certificate of Amendment to the Restated Certificate of
         Incorporation of the Company (incorporated by reference to
         Exhibit 3.2 to the Company's Annual Report on Form 10-K for
         the fiscal year ended December 31, 1994, Commission File No.
         1-10244).
   3.3   By-laws of the Company (incorporated by reference to Exhibit
         3.3 to the Company's Registration Statement on Form S-1
         filed May 3, 1989, Commission File No. 33-28515).
   3.4   Amendment to the by-laws of the Company (incorporated by
         reference to Exhibit 3.2 to the Company's Annual Report on
         Form 10-K for the fiscal Year ended December 31, 1994,
         Commission File No. 1-10244).
   3.5   Certificate of the Designations, Powers, Preferences and
         Rights of the Convertible Voting Preferred Stock, Series A
         (incorporated by reference to Exhibit 3.2 to the Company's
         Annual Report on Form 10-K for the fiscal Year ended
         December 31, 1989, Commission File No. 1-10244).
   3.6   Form of Certificate of Designations, Powers, Preferences and
         Rights of Convertible Redeemable Preferred Stock, Series C
         (previously filed).
   4.2   Indenture dated as of June 12, 1995 between the Company and
         Bankers' Trust Company, as trustee, relating to $125,000,000 principal amount of 10 3/4% Senior Unsecured Notes due 2005, including Form of Note (incorporated by reference to Exhibit
         4.4 to the Company's Registration Statement on Form S-4
         filed on July 27, 1995, Commission File No. 33-61345).
   4.3   First Supplemental Indenture dated as of August 12, 1996
         between the Company and Bankers' Trust Company, as trustee, relating to the Company's 10 3/4% Senior Unsecured Notes due
         2005 (incorporated by reference to Exhibit 4.1 to the
         Company's Quarterly Report on Form 10-Q for the quarter
         ended June 30, 1996, Commission File No. 1-10244).

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
   4.4   Indenture dated July 3, 1996 between the Company and
         Bankers' Trust Company, as trustee, relating to the
         Company's 11 3/8% Notes due 2004 (incorporated by reference to Exhibit 4.5 to the Company's Registration Statement on
         Form S-4 filed on July 10, 1996, Commission File No.
         333-07913).
   4.5   Form of Indenture between the Company and J.P. Morgan Trust
         Company, National Association, as trustee, relating to the
         Company's 10% Senior Secured Notes due 2008 (filed
         herewith).
   4.6   Form of Deed of Trust among the Company, Joyce Ofsa for the benefit of J.P. Morgan Trust Company, National Association, as trustee, and the City of Weirton, West Virginia. (filed herewith).
   4.7   Form of First Supplemental Indenture between the Company and
         Deutsche Bank Trust Company Americas, as trustee, relating to the Company's 11 3/8% Senior Notes due 2004 (filed
         herewith).
   4.8   Form of Second Supplemental Indenture between the Company
         and Deutsche Bank Trust Company Americas, as trustee,
         relating to the Company's 10 3/4% Senior Notes due 2005
         (filed herewith).
   4.9   Loan Agreement dated November 1, 1989 between the Company
         and the City of Weirton, West Virginia, as issuer, relating to the Series 1989 Bonds due 2014 (previously filed).
   4.10  Form of First Amendment to Loan Agreement between the
         Company and the City of Weirton, West Virginia, as issuer, relating to the Series 1989 Bonds due 2014 (filed herewith).
   4.11  Form of Agreement between the Company and the City of
         Weirton, West Virginia, as issuer, relating to the Secured
         Series 2002 Bonds due 2012 (filed herewith).
   4.12  Form of Deed of Trust between the Company and Mary Clare
         Eros for the benefit of Fleet Capital Corporation (filed
         herewith).
   4.13  Form of Intercreditor Agreement among Fleet Capital
         Corporation, as agent, and the trustee under the Indenture relating to the 10% Senior Secured Notes due 2008 and the
         Indenture relating to the Secured Series 2002 Bonds (filed herewith).
   4.14  Form of Collateral Agency and Second Lien Intercreditor
         Agreement by and among J.P. Morgan Trust Company, National
         Association, as trustee for the holders of the Senior
         Secured Notes and J.P. Morgan Trust Company as trustee for the holders of the Secured Series 2002 Bonds, and J.P.
         Morgan Trust Company as Collateral Agent (filed herewith).
   4.15  Form of Security Agreement among the Company, J.P. Morgan
         Trust Company as trustee for the holders of the Senior
         Secured Notes and the City of Weirton (filed herewith).
   4.16  Indenture of Trust, dated as of November 1, 1989, by and between the City of Weirton and Pittsburgh National Bank, as
         Trustee (previously filed).
   4.17  Form of Indenture of Trust by and between the City of
         Weirton and J.P. Morgan Trust Company, as Trustee (filed
         herewith).
   5.1   Form of Opinion of Kirkpatrick & Lockhart LLP (previously
         filed).
   8.1   Tax Opinion of Kirkpatrick & Lockhart LLP (previously
         filed).
  10.1   Redacted Pellet Sale and Purchase Agreement dated as of
         September 30, 1991 between Cleveland-Cliffs Iron Company and the Company (incorporated by reference to Exhibit 10.18 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992, Commission File No. 1-10244).
  10.2   Coke Sale Agreement dated December 9, 1996 between the
         Company and USX Corporation (incorporated by reference to
         Exhibit 10.2 to the Company's Annual Report on Form 10-K for
         the fiscal year ended December 31, 1996, Commission File No.
         1-10244).
  10.3   Note and Warrant Purchase Agreement among MetalSite, Inc.
         and the Company dated as of October 10, 2000 (incorporated by reference to Exhibit 10.3 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000,
         Commission File No. 1-10244).

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
  10.4   Securities Purchase Agreement evidencing the sale of a
         portion of the Company's interest in MetalSite L.P.
         (incorporated by reference to Exhibit 2.1 to the Current
         Report on Form 8-K of Internet Capital Group, Inc., filed on
         January 11, 2000, Commission File No. 000-26929).
  10.5   Loan and Security Agreement dated as of November 17, 1999
         among various financial institutions, Bank of America and
         the Company (incorporated by reference to Exhibit 10.5 to
         the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, Commission File No. 1-10244).
  10.6   First Amendment dated as of February 29, 2000 to Loan and
         Security Agreement (incorporated by reference to Exhibit
         10.6 to the Company's Annual Report on Form 10-K for the
         fiscal year ended December 31, 2000, Commission File No.
         1-10244).
  10.7   Amended and Restated Receivables Participation Agreement
         among Weirton Steel Corporation, various financial
         institutions and PNC Bank (incorporated by reference to
         Exhibit 10.4 to the Company's Annual Report on Form 10-K for
         the fiscal year ended December 31, 1999, Commission File No.
         1-10244).
  10.8   Waiver and Amendment No. 2 dated as of August 23, 2000 to
         Amended and Restated Receivables Participation Agreement
         (incorporated by reference to Exhibit 10.8 to the Company's
         Annual Report on Form 10-K for the fiscal year ended
         December 31, 2000, Commission File No. 1-10244).
  10.9   Amendment No. 3 dated as of March 2, 2001 to Amended and
         Restated Receivables Participation Agreement (incorporated by reference to Exhibit 10.9 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000,
         Commission File No. 1-10244).
  10.10  Waiver dated as of November 21, 2000 to Amended and Restated
         Receivables Participation Agreement (incorporated by
         reference to Exhibit 10.10 to the Company's Annual Report on
         Form 10-K for the fiscal year ended December 31, 2000,
         Commission File No. 1-10244).
  10.11  Ball Receivables Participation Agreement dated as of August
         6, 1999 among the Company, various financial institutions
         and PNC Bank (incorporated by reference to Exhibit 10.11 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, Commission File No. 1-10244).
  10.12  1984 Employee Stock Ownership Plan, as amended and restated
         (incorporated by reference to Exhibit 10.3 to the Company's
         Annual Report on Form 10-K For the fiscal year ended
         December 31, 1989, Commission File No. 1-10244).
  10.13  1989 Employee Stock Ownership Plan (incorporated by reference to Exhibit 10.4 to the Company's Annual Report on
         Form 10-K for the fiscal year Ended December 31, 1989,
         Commission File No. 1-10244).
  10.14  Amendments to the 1984 and 1989 Employee Stock Ownership
         Plans, effective May 26, 1994 (incorporated by reference to
         Exhibit 10.5 to the Company's Annual Report on Form 10-K for
         the fiscal year ended December 31, 1995).
  10.15  Weirton Steel Corporation 1987 Stock Option Plan
         (incorporated by reference to Exhibit 10.5 to the Company's
         Registration Statement on Form S-1 filed May 3, 1989,
         Commission File No. 33-28515).
  10.16  Weirton Steel Corporation 1998 Stock Option Plan, as amended and restated (incorporated by reference to Exhibit 10.16 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, Commission File No. 1-10244).
  10.17  Deferred Compensation Plan for Directors, as amended and restated through December 1, 2000 (incorporated by reference to Exhibit 10.17 to the Company's Annual Report on Form 10-K
         for the fiscal year ended December 31, 2000, Commission File
         No. 1-10244).

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
  10.18  Weirton Steel Corporation Executive Healthcare Program
         effective date July 1, 1999 (incorporated by reference to
         Exhibit 10.11 to the Company's Annual Report on Form 10-K
         for the fiscal year ended December 31, 1999, Commission File
         No. 1-10244.)
  10.19  Weirton Steel Corporation Supplemental Senior Executive
         Retirement Plan (incorporated by reference to Exhibit 10.10 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, Commission File No. 1-10244).
  10.20  Weirton Steel Corporation Supplemental Executive Retirement
         Plan (incorporated by reference to Exhibit 10.11 of the
         Company's Annual Report on Form 10-K for the fiscal year
         ended December 31, 1997, Commission File No. 1-10244).
  10.21  Employment Agreement between John H. Walker and the Company dated December 20, 2001 (previously filed).
  10.22  Employment Agreement between David L. Robertson and the
         Company dated February 2000 (incorporated by reference to
         Exhibit 10.4 to the Company's Quarterly Report on Form 10-Q
         for the quarter ended June 30, 2000, Commission File No.
         1-10244).
  10.23  Employment Agreement between Mark E. Kaplan and the Company dated December 21, 2001 (previously filed).
  10.24  Employment Agreement between Thomas W. Evans and the Company dated September 25, 2000 (incorporated by reference to
         Exhibit 10.24 to the Company's Annual Report on Form 10-K
         for the fiscal year ended December 31, 2000, Commission File
         No. 1-10244).
  10.25  Employment Agreement between William R. Kiefer and the
         Company dated December 21, 2001 (previously filed).
  10.26  Employment Agreement between Frank G. Tluchowski and the
         Company dated December 21, 2001 (previously filed).
  10.27  Employment Agreement between Edward L. Scram and the Company dated December 21, 2001 (previously filed).
  10.28  Employment Agreement between Michael J. Scott and the
         Company dated December 21, 2001 (previously filed).
  10.29  Form of Stand Still Agreement for certain optionees to refrain from exercising options in exchange for monetary
         compensation (incorporated by reference to Exhibit 10.29 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, Commission File No. 1-10244).
  10.30  Purchase Agreement dated as of October 26, 2001 by and among
         MABCO Steam Company, LLC, FW Holdings, Inc., and the Company
         (previously filed).
  10.31  Lease Agreement dated as of October 26, 2001 between MABCO
         Steam Company, LLC, and FW Holdings, Inc (previously filed).
  10.32  Loan and Security Agreement dated as of October 26, 2001 by and among the Company, various lenders party thereto, and
         Fleet Capital Corporation as agent for the lenders
         (previously filed).
  10.33  Form of Amended and Restated Loan and Security Agreement by
         and among the Company, various lenders party hereto, and
         Fleet Capital Corporation as agent for the lenders (filed
         herewith).

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
  12.1   Statement regarding computation of ratio of earnings to
         fixed charges (previously filed).
  21.1   Subsidiaries of the Company (filed herewith).
  23.1   Consent of Arthur Andersen LLP, independent public
         accountants (previously filed).
  23.2   Consent of Kirkpatrick & Lockhart LLP (included in Exhibits
         5.1 and 8.1).
  23.3   Consent of American Appraisal Associates, Inc. (previously filed).
  24.1   Power of Attorney (previously filed as part of signature
         page).
  25.1   Statement of Eligibility of Trustee (previously filed).
  99.1   Consent and Letter of Transmittal (previously filed).



ITEM 22.  UNDERTAKINGS


     The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report, to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

          (5) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this amendment to the registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Weirton, West Virginia on the 29th day of April, 2002.


                                          WEIRTON STEEL CORPORATION

                                          By:      /s/ MARK E. KAPLAN
                                            ------------------------------------
                                              Name: Mark E. Kaplan
                                              Title: Vice President and Chief
                                                     Financial
                                                     Officer (Principal
                                                     Financial and
                                                     Accounting Officer)

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                                  TITLE                          DATE
                  ---------                                  -----                          ----
             /s/ JOHN H. WALKER*               President and Chief Executive           April 29, 2002
---------------------------------------------  Officer (Principal Executive
               John H. Walker                  Officer)

             /s/ MARK E. KAPLAN*               Vice President and Chief Financial      April 29, 2002
---------------------------------------------  Officer (Principal Financial and
               Mark E. Kaplan                  Accounting Officer)

             /s/ MICHAEL BOZIC*                Director                                April 29, 2002
---------------------------------------------
                Michael Bozic

            /s/ RICHARD R. BURT*               Director                                April 29, 2002
---------------------------------------------
               Richard R. Burt

       /s/ ROBERT J. D'ANNIBALLE, JR.*         Director                                April 29, 2002
---------------------------------------------
         Robert J. D'Anniballe, Jr.

          /s/ GEORGE E. DOTY, JR.*             Director                                April 29, 2002
---------------------------------------------
             George E. Doty, Jr.

            /s/ MARK G. GLYPTIS*               Director                                April 29, 2002
---------------------------------------------
               Mark G. Glyptis

             /s/ RALPH E. REINS*               Director                                April 29, 2002
---------------------------------------------
               Ralph E. Reins

           /s/ ROBERT S. REITMAN*              Director                                April 29, 2002
---------------------------------------------
              Robert S. Reitman

          /s/ RICHARD F. SCHUBERT*             Director                                April 29, 2002
---------------------------------------------
             Richard F. Schubert

           /s/ THOMAS R. STURGES*              Director                                April 29, 2002
---------------------------------------------
              Thomas R. Sturges

           /s/ RONALD C. WHITAKER*             Director                                April 29, 2002
---------------------------------------------
             Ronald C. Whitaker

            /s/ D. LEONARD WISE*               Director                                April 29, 2002
---------------------------------------------
               D. Leonard Wise


*By:    /s/ MARK E. KAPLAN
     ---------------------------
     Pursuant to Power of
     Attorney

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
   3.1   Restated Certificate of Incorporation of the Company
         (incorporated by Reference to Exhibit 3.1 to the Company's
         Registration Statement on Form S-1 filed May 3, 1989,
         Commission File No. 33-28515).
   3.2   Certificate of Amendment to the Restated Certificate of
         Incorporation of the Company (incorporated by reference to
         Exhibit 3.2 to the Company's Annual Report on Form 10-K for
         the fiscal year ended December 31, 1994, Commission File No.
         1-10244).
   3.3   By-laws of the Company (incorporated by reference to Exhibit
         3.3 to the Company's Registration Statement on Form S-1
         filed May 3, 1989, Commission File No. 33-28515).
   3.4   Amendment to the By-laws of the Company (incorporated by
         reference to Exhibit 3.2 to the Company's Annual Report on
         Form 10-K for the fiscal Year ended December 31, 1994,
         Commission File No. 1-10244).
   3.5   Certificate of the Designation, Powers, Preferences and
         Rights of the Convertible Voting Preferred Stock, Series A
         (incorporated by reference to Exhibit 3.2 to the Company's
         Annual Report on Form 10-K for the fiscal Year ended
         December 31, 1989, Commission File No. 1-10244).
   3.6   Form of Certificate of Designation, Powers, Preferences and
         Rights of Convertible Redeemable Preferred Stock, Series C
         (previously filed).
   4.2   Indenture dated as of June 12, 1995 between the Company and
         Bankers' Trust Company, as trustee, relating to $125,000,000 principal amount of 10 3/4% Senior Unsecured Notes due 2005, including Form of Note (incorporated by reference to Exhibit
         4.4 to the Company's Registration Statement on Form S-4
         filed on July 27, 1995, Commission File No. 33-61345).
   4.3   First Supplemental Indenture dated as of August 12, 1996
         between the Company and Bankers' Trust Company, as trustee, relating to the Company's 10 3/4% Senior Unsecured Notes due
         2005 (incorporated by reference to Exhibit 4.1 to the
         Company's Quarterly Report on Form 10-Q for the quarter
         ended June 30, 1996, Commission File No. 1-10244).
   4.4   Indenture dated July 3, 1996 between the Company and
         Bankers' Trust Company, as trustee, relating to the
         Company's 11 3/8% Notes due 2004 (incorporated by reference to Exhibit 4.5 to the Company's Registration Statement on
         Form S-4 filed on July 10, 1996, Commission File No.
         333-07913).
   4.5   Form of Indenture between the Company and J.P. Morgan Trust
         Company, National Association, as trustee, relating to the
         Company's 10% Senior Secured Notes due 2008 (filed
         herewith).
   4.6   Form of Deed of Trust among the Company, Joyce Ofsa for the benefit of J.P. Morgan Trust Company, National Association, as trustee, and the City of Weirton, West Virginia (filed
         herewith).
   4.7   Form of First Supplemental Indenture between the Company and
         Deutsche Bank Trust Company Americas, as trustee, relating to the Company's 11 3/8% Senior Notes due 2004 (filed
         herewith).
   4.8   Form of Second Supplemental Indenture between the Company
         and Deutsche Bank Trust Company Americas, as trustee,
         relating to the Company's 10 3/4% Senior Notes due 2005
         (filed herewith).
   4.9   Loan Agreement dated November 1, 1989 between the Company
         and the City of Weirton, West Virginia, as issuer, relating to the Series 1989 Bonds due 2014 (previously filed).
   4.10  Form of First Amendment to Loan Agreement between the
         Company and the City of Weirton, West Virginia, as issuer, relating to the Series 1989 Bonds due 2014 (filed herewith).
   4.11  Form of Secured Loan Agreement between the Company and the
         City of Weirton, West Virginia, as issuer, relating to the
         Secured Series 2002 Bonds due 2012 (filed herewith).

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
   4.12  Form of Deed of Trust between the Company and the Mary Clare
         Eros for the benefit of Fleet Capital Corporation (filed
         herewith).
   4.13  Form of Intercreditor Agreement among Fleet Capital
         Corporation, as agent, and the trustee under the Indenture relating to the 10% Senior Secured Notes due 2008 and the
         Indenture relating to the Secured Series 2002 Bonds (filed herewith).
   4.14  Form of Collateral Agency and Second Lien Intercreditor
         Agreement by and among J.P. Morgan Trust Company, National
         Association, as trustee for the holders of the Senior
         Secured Notes and J.P. Morgan Trust Company as trustee for the holders of the Secured Series 2002 Bonds, and J.P.
         Morgan Trust Company as Collateral Agent (filed herewith).
   4.15  Form of Security Agreement dated among the Company, J.P.
         Morgan Trust Company as trustee for the holders of the
         Senior Secured Notes and the City of Weirton (filed
         herewith).
   4.16  Indenture of Trust, dated as of November 1, 1989, by and between the City of Weirton and Pittsburgh National Bank, as
         Trustee (previously filed).
   4.17  Form of Indenture of Trust by and between the City of
         Weirton and J.P. Morgan Trust Company, as Trustee (filed
         herewith).
   5.1   Form of Opinion of Kirkpatrick & Lockhart (previously
         filed).
   8.1   Tax Opinion of Kirkpatrick & Lockhart LLP (previously
         filed).
  10.1   Redacted Pellet Sale and Purchase Agreement dated as of
         September 30, 1991 between Cleveland-Cliffs Iron Company and the Company (incorporated by reference to Exhibit 10.18 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992, Commission File No. 1-10244).
  10.2   Coke Sale Agreement dated December 9, 1996 between the
         Company and USX Corporation (incorporated by reference to
         Exhibit 10.2 to the Company's Annual Report on Form 10-K for
         the fiscal year ended December 31, 1996, Commission File No.
         1-10244).
  10.3   Note and Warrant Purchase Agreement among MetalSite, Inc.
         and the Company dated as of October 10, 2000 (incorporated by reference to Exhibit 10.3 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000,
         Commission File No. 1-10244).
  10.4   Securities Purchase Agreement evidencing the sale of a
         portion of the Company's interest in MetalSite L.P.
         (incorporated by reference to Exhibit 2.1 to the Current
         Report on Form 8-K of Internet Capital Group, Inc., filed on
         January 11, 2000, Commission File No. 000-26929).
  10.5   Loan and Security Agreement dated as of November 17, 1999
         among various financial institutions, Bank of America and
         the Company (incorporated by reference to Exhibit 10.5 to
         the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, Commission File No. 1-10244).
  10.6   First Amendment dated as of February 29, 2000 to Loan and
         Security Agreement (incorporated by reference to Exhibit
         10.6 to the Company's Annual Report on Form 10-K for the
         fiscal year ended December 31, 2000, Commission File No.
         1-10244).
  10.7   Amended and Restated Receivables Participation Agreement
         among Weirton Steel Corporation, various financial
         institutions and PNC Bank (incorporated by reference to
         Exhibit 10.4 to the Company's Annual Report on Form 10-K for
         the fiscal year ended December 31, 1999, Commission File No.
         1-10244).
  10.8   Waiver and Amendment No. 2 dated as of August 23, 2000 to
         Amended and Restated Receivables Participation Agreement
         (incorporated by reference to Exhibit 10.8 to the Company's
         Annual Report on Form 10-K for the fiscal year ended
         December 31, 2000, Commission File No. 1-10244).

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
  10.9   Amendment No. 3 dated as of March 2, 2001 to Amended and
         Restated Receivables Participation Agreement (incorporated by reference to Exhibit 10.9 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000,
         Commission File No. 1-10244).
  10.10  Waiver dated as of November 21, 2000 to Amended and Restated
         Receivables Participation Agreement (incorporated by
         reference to Exhibit 10.10 to the Company's Annual Report on
         Form 10-K for the fiscal year ended December 31, 2000,
         Commission File No. 1-10244).
  10.11  Ball Receivables Participation Agreement dated as of August
         6, 1999 among the Company, various financial institutions
         and PNC Bank (incorporated by reference to Exhibit 10.11 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, Commission File No. 1-10244).
  10.12  1984 Employee Stock Ownership Plan, as amended and restated
         (incorporated by reference to Exhibit 10.3 to the Company's
         Annual Report on Form 10-K For the fiscal year ended
         December 31, 1989, Commission File No. 1-10244).
  10.13  1989 Employee Stock Ownership Plan (incorporated by reference to Exhibit 10.4 to the Company's Annual Report on
         Form 10-K for the fiscal year Ended December 31, 1989,
         Commission File No. 1-10244).
  10.14  Amendments to the 1984 and 1989 Employee Stock Ownership
         Plans, effective May 26, 1994 (incorporated by reference to
         Exhibit 10.5 to the Company's Annual Report on Form 10-K for
         the fiscal year ended December 31, 1995).
  10.15  Weirton Steel Corporation 1987 Stock Option Plan
         (incorporated by reference to Exhibit 10.5 to the Company's
         Registration Statement on Form S-1 filed May 3, 1989,
         Commission File No. 33-28515).
  10.16  Weirton Steel Corporation 1998 Stock Option Plan, as amended and restated (incorporated by reference to Exhibit 10.16 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, Commission File No. 1-10244).
  10.17  Deferred Compensation Plan for Directors, as amended and restated through December 1, 2000 (incorporated by reference to Exhibit 10.17 to the Company's Annual Report on Form 10-K
         for the fiscal year ended December 31, 2000, Commission File
         No. 1-10244).
  10.18  Weirton Steel Corporation Executive Healthcare Program
         effective date July 1, 1999 (incorporated by reference to
         Exhibit 10.11 to the Company's Annual Report on Form 10-K
         for the fiscal year ended December 31, 1999, Commission File
         No. 1-10244.)
  10.19  Weirton Steel Corporation Supplemental Senior Executive
         Retirement Plan (incorporated by reference to Exhibit 10.10 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, Commission File No. 1-10244).
  10.20  Weirton Steel Corporation Supplemental Executive Retirement
         Plan (incorporated by reference to Exhibit 10.11 of the
         Company's Annual Report on Form 10-K for the fiscal year
         ended December 31, 1997, Commission File No. 1-10244).
  10.21  Employment Agreement between John H. Walker and the Company dated December 20, 2001 (previously filed).
  10.22  Employment Agreement between David L. Robertson and the
         Company dated February 2000 (incorporated by reference to
         Exhibit 10.4 to the Company's Quarterly Report on Form 10-Q
         for the quarter ended June 30, 2000, Commission File No.
         1-10244).
  10.23  Employment Agreement between Mark E. Kaplan and the Company dated December 21, 2001 (previously filed).

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
  10.24  Employment Agreement between Thomas W. Evans and the Company dated September 25, 2000 (incorporated by reference to
         Exhibit 10.24 to the Company's Annual Report on Form 10-K
         for the fiscal year ended December 31, 2000, Commission File
         No. 1-10244).
  10.25  Employment Agreement between William R. Kiefer and the
         Company dated December 21, 2001 (previously filed).
  10.26  Employment Agreement between Frank G. Tluchowski and the
         Company dated December 21, 2001 (previously filed).
  10.27  Employment Agreement between Edward L. Scram and the Company dated December 21, 2001 (previously filed).
  10.28  Employment Agreement between Michael J. Scott and the
         Company dated December 21, 2001 (previously filed).
  10.29  Form of Stand Still Agreement for certain optionees to refrain from exercising options in exchange for monetary
         compensation (incorporated by reference to Exhibit 10.29 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, Commission File No. 1-10244).
  10.30  Purchase Agreement dated as of October 26, 2001 by and among
         MABCO Steam Company, LLC, FW Holdings, Inc., and the Company
         (previously filed).
  10.31  Lease Agreement dated as of October 26, 2001 between MABCO
         Steam Company, LLC, and FW Holdings, Inc. (previously
         filed).
  10.32  Loan and Security Agreement dated as of October 26, 2001 by and among the Company, various lenders party thereto, and
         Fleet Capital Corporation, as agent of the lenders
         (previously filed).
  10.33  Form of Amended and Restated Loan and Security Agreement by
         and among the company, various lenders party thereto, and
         Fleet Capital Corporation as agent for the lenders (filed
         herewith).
  12.1   Statement regarding computation of ratio of earnings to
         fixed charges (previously filed).
  22.1   Subsidiaries of the Company (filed herewith).
  23.1   Consent of Arthur Andersen LLP, independent public
         accountants (previously filed).
  23.2   Consent of Kirkpatrick & Lockhart LLP (included in Exhibits
         5.1 and 8.1).
  23.3   Consent of American Appraisal Associates, Inc. (previously filed).
  24.1   Power of Attorney (previously filed as part of signature
         page).
  25.1   Statement of Eligibility of Trustee (previously filed).
  99.1   Consent and Letter of Transmittal (previously filed).